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(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any
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accurate or complete and it should not be relied upon as such. By accepting this
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material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other
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the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their
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have long or short positions in, and buy and sell, the securities mentioned
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under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the
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this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MLMT 2005-CIP1                STRUCTURAL TERM SHEET                    8/2/2005

                     MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

MLMT 2005-CIP1

A-SB SCHEDULE (RED)

            0     8/1/2005       101,000,000.00
            1    9/12/2005       101,000,000.00
            2   10/12/2005       101,000,000.00
            3   11/12/2005       101,000,000.00
            4   12/12/2005       101,000,000.00
            5    1/12/2006       101,000,000.00
            6    2/12/2006       101,000,000.00
            7    3/12/2006       101,000,000.00
            8    4/12/2006       101,000,000.00
            9    5/12/2006       101,000,000.00
           10    6/12/2006       101,000,000.00
           11    7/12/2006       101,000,000.00
           12    8/12/2006       101,000,000.00
           13    9/12/2006       101,000,000.00
           14   10/12/2006       101,000,000.00
           15   11/12/2006       101,000,000.00
           16   12/12/2006       101,000,000.00
           17    1/12/2007       101,000,000.00
           18    2/12/2007       101,000,000.00
           19    3/12/2007       101,000,000.00
           20    4/12/2007       101,000,000.00
           21    5/12/2007       101,000,000.00
           22    6/12/2007       101,000,000.00
           23    7/12/2007       101,000,000.00
           24    8/12/2007       101,000,000.00
           25    9/12/2007       101,000,000.00
           26   10/12/2007       101,000,000.00
           27   11/12/2007       101,000,000.00
           28   12/12/2007       101,000,000.00
           29    1/12/2008       101,000,000.00
           30    2/12/2008       101,000,000.00
           31    3/12/2008       101,000,000.00
           32    4/12/2008       101,000,000.00
           33    5/12/2008       101,000,000.00
           34    6/12/2008       101,000,000.00
           35    7/12/2008       101,000,000.00
           36    8/12/2008       101,000,000.00
           37    9/12/2008       101,000,000.00
           38   10/12/2008       101,000,000.00
           39   11/12/2008       101,000,000.00
           40   12/12/2008       101,000,000.00
           41    1/12/2009       101,000,000.00
           42    2/12/2009       101,000,000.00
           43    3/12/2009       101,000,000.00
           44    4/12/2009       101,000,000.00
           45    5/12/2009       101,000,000.00
           46    6/12/2009       101,000,000.00
           47    7/12/2009       101,000,000.00
           48    8/12/2009       101,000,000.00
           49    9/12/2009       101,000,000.00
           50   10/12/2009       101,000,000.00
           51   11/12/2009       101,000,000.00

           52   12/12/2009       101,000,000.00
           53    1/12/2010       101,000,000.00
           54    2/12/2010       101,000,000.00
           55    3/12/2010       101,000,000.00
           56    4/12/2010       101,000,000.00
           57    5/12/2010       101,000,000.00
           58    6/12/2010       101,000,000.00
           59    7/12/2010       101,000,000.00
           60    8/12/2010       100,988,729.99
           61    9/12/2010        99,498,625.15
           62   10/12/2010        97,841,514.43
           63   11/12/2010        96,336,599.27
           64   12/12/2010        94,665,088.26
           65    1/12/2011        93,145,224.76
           66    2/12/2011        91,618,210.12
           67    3/12/2011        89,607,613.29
           68    4/12/2011        88,063,943.35
           69    5/12/2011        86,354,750.46
           70    6/12/2011        84,795,770.92
           71    7/12/2011        83,071,692.28
           72    8/12/2011        81,497,260.45
           73    9/12/2011        79,915,419.58
           74   10/12/2011        78,169,112.53
           75   11/12/2011        76,571,606.30
           76   12/12/2011        74,810,067.57
           77    1/12/2012        73,196,749.94
           78    2/12/2012        71,575,839.50
           79    3/12/2012        69,635,788.62
           80    4/12/2012        67,998,112.51
           81    5/12/2012        61,033,856.72
           82    6/12/2012        59,387,009.84
           83    7/12/2012        57,740,162.96
           84    8/12/2012        56,415,416.21
           85    9/12/2012        54,744,476.90
           86   10/12/2012        52,912,569.67
           87   11/12/2012        51,225,140.80
           88   12/12/2012        49,377,200.50
           89    1/12/2013        47,673,128.34
           90    2/12/2013        45,961,035.11
           91    3/12/2013        43,785,573.94
           92    4/12/2013        42,055,173.07
           93    5/12/2013        40,165,450.35
           94    6/12/2013        38,418,005.46
           95    7/12/2013        36,511,710.55
           96    8/12/2013        34,747,062.72
           97    9/12/2013        32,974,107.41
           98   10/12/2013        31,043,008.27
           99   11/12/2013        29,252,612.14
          100   12/12/2013        27,304,554.99
          101    1/12/2014        25,496,555.39
          102    2/12/2014        23,680,043.34
          103    3/12/2014        21,409,822.46
          104    4/12/2014        19,574,061.00
          105    5/12/2014        17,581,894.29
          106    6/12/2014        15,728,106.21
          107    7/12/2014        13,718,411.89
          108    8/12/2014        11,846,429.05
          109    9/12/2014         9,965,631.16
          110   10/12/2014         7,929,674.71
          111   11/12/2014         6,030,430.14
          112   12/12/2014         3,976,537.63
          113    1/12/2015                    -